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Exhibit 99.1

FIRST QUARTER 2003

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the "10-Q") filed by the Company for the same period with the Securities and Exchange Commission (the "SEC") and all of the Company's other public filings with the SEC (the "Public Filings"). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors' receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

		Page(s)
I.	COMPANY BACKGROUND
•	About the Company/Other Corporate Data	5
•	Board of Directors/Executive Officers	6
•	Equity Research Coverage/Company Contact Information	7
II.	FINANCIAL HIGHLIGHTS
•	Quarterly Summary	9
•	Property Sales/Financing Activity/Leasing Information	9-10
•	Information About FFO and CAD	11
•	Key Financial Data	12
•	Same-Store Results and Analysis	13
•	Unconsolidated Joint Ventures Summary	14-16
•	Select Financial Ratios	17
•	Debt Analysis:
	• Debt Breakdown/Future Repayments	18
	• Debt Maturities	19
	• Debt Detail	20
III.	FINANCIAL INFORMATION
•	Consolidated Statements of Operations	22
•	Consolidated Balance Sheets	23
•	Consolidated Statement of Changes in Stockholders' Equity	24
•	Statements of Funds from Operations and Cash Available for Distribution	25
•	Statement of Funds from Operations Per Diluted Share	26
•	Reconciliation of Basic-to-Diluted Shares/Units	27
IV.	VALUE CREATION PIPELINE
•	Operating Property Acquisitions	29
•	Properties Commencing Initial Operations	30
•	Summary of Development Properties in Lease-Up	31
•	Summary of Land Parcels	31
•	Rental Property Sales	32
V.	PORTFOLIO/ LEASING STATISTICS
•	Leasing Statistics	34-36
•	Market Diversification (MSA's)	37
•	Industry Diversification (Top 30 Tenant Industries)	38
•	Consolidated Portfolio Analyses:
	Breakdown by:
	(a) Number of Properties	39
	(b) Square Footage	40
	(c) Base Rental Revenue	41
	(d) Percentage Leased	42
•	Consolidated Property Listing (by Property Type)	43-51
•	Significant Tenants (Top 20 Tenants)	52
•	Schedules of Lease Expirations (by Property Type)	53

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

        Certain information discussed in this literature may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws, including Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the risks, trends and uncertainties are changes in the general economic conditions, including those affecting industries in which the Company's principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; the extent of any tenant bankruptcies; the Company's ability to lease or re-lease space at current or anticipated rents; changes in the supply of and demand for office, office/flex and industrial/warehouse properties; changes in interest rate levels; changes in operating costs; the Company's ability to obtain adequate insurance, including coverage for terrorist acts; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

I. COMPANY BACKGROUND

I. COMPANY BACKGROUND

About the Company

        Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $4.0 billion at March 31, 2003. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 264 properties, primarily class A office and office/flex buildings, totaling approximately 29.2 million square feet, serving as home to approximately 2,100 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 8.9 million square feet of additional commercial space.

History

        Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

        Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of March 31, 2003)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	264
Total Square Feet	29.2 million square feet
Geographic Diversity	Eight states and the District of Columbia
New Jersey Presence	16.2 million square feet
Northeast Presence	24.9 million square feet
Common Shares and Units Outstanding	71.6 million
Dividend—Quarter/Annualized	$0.63/$2.52
Dividend Yield	8.1%
Total Market Capitalization	$4.0 billion
Insider Ownership	17.3%
Senior Debt Rating	BBB (S&P and Fitch);
Baa3 (Moody's)

Board of Directors

William L. Mack, Chairman of the Board
John J. Cali, Chairman Emeritus	Earle I. Mack
Brendan T. Byrne	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Martin D. Gruss	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg

Executive Officers

  Mitchell E. Hersh, Chief Executive Officer

  Timothy M. Jones, President

  Barry Lefkowitz, Executive Vice President and Chief Financial Officer

  Roger W. Thomas, Executive Vice President, General Counsel and Secretary

  Michael A. Grossman, Executive Vice President

Equity Research Coverage

Banc of America Montgomery Lee T. Schalop/ Alexis Hughes (212) 847-5677/ (212) 847-5705	Green Street Advisors James Sullivan (949) 640-8780
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Lehman Brothers David Shulman/ Stuart Axelrod (212) 526-3413/ (212) 526-3410
CS First Boston Lawrence Raiman (212) 538-2380	Morgan Stanley Dean Witter Gregory Whyte (212) 761-6331
Deutsche Banc Alex. Brown Louis Taylor (212) 469-4912	Prudential Securities James Sullivan (212) 778-2515
Friedman, Billings, Ramsey & Co. David Loeb (703) 469-1289	Salomon Smith Barney Jonathan Litt/ Gary Boston (212) 816-0231/ (212) 816-1383
Goldman Sachs David Kostin (212) 902-6781	Wachovia Securities Christopher Haley (443) 263-6773

Company Contact Information

Mack-Cali Realty Corporation Investor Relations Department 11 Commerce Drive Cranford, New Jersey 07016-3599
Phone:	(908) 272-8000	Web:	www.mack-cali.com
Fax:	(908) 272-6755	E-mail:	investorrelations@mack-cali.com

II. FINANCIAL HIGHLIGHTS

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

        Funds from operations (FFO), after adjustment for straight-lining of rents, for the quarter ended March 31, 2003 amounted to $65.6 million, or $0.92 per share, versus $65.9 million, or $0.92 per share, for the quarter ended March 31, 2002. For the first quarter 2003, the Company's dividend payout ratio on FFO was 68.6 percent, as compared to 67.3 percent for the same period last year. For further discussion, see "Information About FFO and CAD" on page 11.

        Net income for the first quarter 2003 equaled $30.0 million, or $0.52 per share, versus $40.6 million, or $0.70 per share, for the same quarter last year, a per share decrease of 25.7 percent.

        Cash available for distribution (CAD) for the first quarter 2003 equaled $55.6 million versus $57.0 million for the same quarter last year. For the first quarter 2003, the Company's dividend payout ratio on CAD was 80.9 percent as compared to 77.7 percent for the same period last year. For further discussion, see "Information About FFO and CAD" on page 11.

        Total revenues for the first quarter 2003 increased 3.9 percent to $148.3 million as compared to $142.7 million for the same quarter last year.

        All per share amounts presented above are on a diluted basis; basic per share information is included in the financial tables on page 26.

        The Company had 57,592,309 shares of common stock, 7,811,830 common operating partnership units and 215,894 $1,000-face-value preferred operating partnership units outstanding as of quarter end. The outstanding preferred units are convertible into 6,230,707 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 71,634,846 shares/common units outstanding at March 31, 2003.

        As of March 31, 2003, the Company had total indebtedness of approximately $1.8 billion, with a weighted average annual interest rate of 6.87 percent. Mack-Cali had a total market capitalization of $4.0 billion and a debt-to-undepreciated assets ratio of 41.0 percent at March 31, 2003. The Company had an interest coverage ratio of 3.23 times for the quarter ended March 31, 2003.

        The following is a summary of the Company's recent activity:

Property Sales

        In March, the Company sold 1770 St. James Place, a 103,689 square-foot office building located in Houston, Harris County, Texas, for approximately $5.8 million.

        Additionally, in April, Stadium Gateway, a 273,194 square-foot class A office building in Anaheim, California was sold for approximately $52.5 million. A joint venture of the Company and Highridge Partners held a 65 percent interest in the property.

Financing Activity

        In March, the Company completed three transactions with the Teachers Insurance and Annuity Association (TIAA), as follows:

  •
  Issued one million eight-percent cumulative perpetual preferred depository shares with a liquidation value of $25 per depository share for a total of $25 million. The shares are callable at par after five years.

  •
  Repurchased $25 million in existing 7.18 percent unsecured notes, due to mature on December 31,2003, for $26.1 million.

  •
  Exchanged $25 million in existing 7.18 percent unsecured notes, due to mature on December 31, 2003, for $26.1 million in 5.82 percent unsecured notes that mature on March 15, 2013. The coupon on the new bonds was agreed to on February 5, 2003 at 182.5 basis points above the 10-year treasury on that date and were priced to yield 6.40 percent.

        In March, the Company's Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the first quarter 2003, which was paid on April 21, 2003 to shareholders of record on April 3, 2003.

        In accordance with the Company's Share Repurchase Program, during the first quarter 2003, the Company purchased 35,000 shares of its outstanding common stock for an aggregate cost of approximately $1.0 million, representing an average price of $29.44 per share.

Leasing Information

        Mack-Cali's consolidated in-service portfolio was 92.4 percent leased at March 31, 2003, compared to 92.3 percent leased at December 31, 2002.

        For the quarter ended March 31, 2003, the Company executed 155 leases totaling 1,018,926 square feet, consisting of 777,707 square feet of office space, 204,943 square feet of office/flex space and 36,276 square feet of industrial/warehouse space. Of these totals, 373,973 square feet were for new leases and 644,953 square feet were for lease renewals and other tenant retention transactions.

        During the quarter, the Company reduced its 2003 scheduled lease expirations by 353,903 square feet, from 8.3 percent (at December 31, 2002) to 6.8 percent (at March 31, 2003) of square footage, reducing 2003 expiring annualized rents by $6.5 million, from 7.6 percent (at December 31, 2002) to 6.3 percent (at March 31, 2003) of annualized rents.

        Highlights of the quarter's leasing transactions include:

  •
  United States Life Insurance Company in the City of New York, a subsidiary of American International Group, Inc. (AIG), signed a 180,000 square-foot renewal for 10 years. US Life occupies the entire class A office building at 3600 Route 66 in the Jumping Brook Corporate Center in Neptune, New Jersey.

  •
  Pharmaceutical firm Barr Laboratories, Inc. signed a new, 12-year lease for the entire 89,510 square-foot building located at 400 Chestnut Ridge Road in Woodcliff Lake, New Jersey.

  •
  Toyota Motor Credit Corporation, the U.S. financing arm of Toyota Financial Services, a subsidiary of Toyota Motor, renewed leases totaling 22,396 square feet for an average of five years at 4 Gatehall Drive in Parsippany, New Jersey. The 248,480 square-foot, class A office property is 86.2 percent leased. In a separate transaction, Toyota Motor Credit Corporation renewed its lease for 7,656 square feet at 1000 Bridgeport Avenue in Shelton, Connecticut for five years. 1000 Bridgeport Avenue is a 133,000 square-foot, class A office building and is 70.2 percent leased.

  •
  Kendle International, a global provider of clinical research and development services for the pharmaceutical and biotechnology industries, renewed its 21,243 square-foot lease for seven years at 6 Commerce Drive in Cranford, New Jersey. The 56,000 square-foot office building is 100 percent leased.

  •
  E&B Giftware, LLC, a designer and manufacturer of a variety of consumer products for wholesale distribution, renewed its lease for 20,355 square feet and expanded by 8,075 square feet for an average of eight years at 4 Executive Plaza in the South Westchester Executive Park in Yonkers, New York. The 80,000 square-foot office/flex building is 99 percent leased.

  •
  Sirenza Microdevices, a designer and supplier of radio-frequency components for communications equipment, signed a 10-year lease for two entire office buildings totaling 74,870 square feet located at 303 South Technology Court at Interlocken Technology Park in Broomfield, Colorado.

  •
  Altria Corporate Services, Inc., a subsidiary of Altria Group, Inc., the parent company of Kraft Foods and Philip Morris, renewed its lease for 58,248 square feet and expanded by 13,036 square feet for 10 years at The Century Building, located on the North Loop in San Antonio, Texas. The 187,312 square-foot office property is 92.9 percent leased.

Information About FFO and CAD

        The Company considers FFO (after adjustment for straight-lining of rents and non-recurring charges) a relevant measure of REIT financial performance which the financial community desires REITs to provide. FFO is defined as net income (loss) before minority interest of unitholders (preferred and common) computed in accordance with generally accepted accounting principles ("GAAP"), extraordinary items, and sales of depreciable rental property, plus real estate-related depreciation and amortization. FFO should not be considered as an alternative for net income as an indication of the Company's performance or to cash flows as a measure of liquidity. FFO presented herein is not necessarily comparable to FFO presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company's FFO is comparable to the FFO of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts ("NAREIT"), with the exception that it deviates as a result of adjustments made to the Company's FFO for straight-lining of rents and non-recurring charges. The Company adjusts its FFO calculation to remove the effects of straight-lining of rents because it believes that such adjustment more accurately reflects proper recognition of the Company's revenue that is contractually due for the respective periods presented. The Company also adjusts its FFO calculation for non-recurring charges, if any, because it believes that the inclusion of these costs, which are incurred specific to significant non-recurring events, can impact the comparative measurement of the Company's performance. A reconciliation of net income to FFO is included in the financial tables on page 25.

        The Company considers CAD another relevant measure of REIT financial performance which the financial community desires REITs to provide. CAD is defined as FFO (after adjustment for straight-lining of rents and non-recurring charges), reduced by non-revenue generating capital expenditures for building improvements, tenant improvements and lease commissions incurred during the period. CAD should not be considered as an alternative for net income as an indication of the Company's performance or to cash flows as a measure of liquidity. CAD presented herein is not necessarily comparable to CAD presented by other real estate companies due to the fact that not all real estate companies use the same definition. A reconciliation of net income to CAD is included in the financial tables on page 25.

Key Financial Data

	As of or for the three months ended
	3/31/03	12/31/02	9/30/02	6/30/02	3/31/02
Shares and Units:
Common Shares Outstanding	57,592,309	57,318,478	57,669,818	57,666,984	57,197,440
Common Units Outstanding (a)	14,042,537	14,044,513	14,045,513	14,089,197	14,310,794
Combined Shares and Units	71,634,846	71,362,991	71,715,331	71,756,181	71,508,234
Preferred Shares Outstanding	10,000	0	0	0	0
Weighted Average—Basic (b)	65,040,080	65,139,781	65,371,622	65,167,825	64,751,603
Weighted Average—Diluted (c)	71,376,595	71,568,463	71,886,994	71,939,617	71,461,464
Common Share Price ($'s):
At the end of the period	30.9700	30.3000	32.1300	35.1500	34.6800
High during period	31.3800	31.7000	34.9600	35.7300	34.9500
Low during period	27.3500	27.0300	26.6500	32.4500	29.9000
Market Capitalization:
($'s in thousands, except ratios)
Market Value of Equity (d)	2,243,531	2,162,299	2,304,214	2,522,230	2,479,906
Total Debt	1,755,992	1,752,372	1,757,235	1,705,659	1,720,864
Total Market Capitalization	3,999,523	3,914,671	4,061,449	4,227,889	4,200,770
Total Debt/ Total Market Capitalization	43.91%	44.76%	43.27%	40.34%	40.97%
Financials:
($'s in thousands, except ratios and per share amounts)
Total Assets	3,809,480	3,796,429	3,812,330	3,775,508	3,768,371
Gross Book Value of Real Estate Assets	3,876,959	3,857,657	3,771,087	3,771,518	3,811,356
Total Liabilities	1,904,422	1,912,199	1,912,782	1,870,549	1,870,515
Total Minority Interests	429,155	430,036	438,422	439,848	446,920
Total Stockholders' Equity	1,475,903	1,454,194	1,461,126	1,465,111	1,450,936
Total Revenues	148,269	141,272	143,050	141,135	142,748
Capitalized Interest	2,328	2,494	5,524	6,193	5,454
Scheduled Principal Payments	1,345	976	824	805	786
Interest Coverage Ratio	3.23	3.32	3.75	3.87	3.56
Fixed Charge Coverage Ratio	2.59	2.65	2.69	2.71	2.56
Net Income	29,981	29,836	34,232	35,039	40,615
Earnings per Share—diluted	0.52	0.52	0.59	0.61	0.70
Funds from Operations (e)	65,562	63,802	70,469	72,135	65,882
FFO per Share—diluted (e)	0.92	0.89	0.98	1.00	0.92
Cash Available for Distribution (f)	55,606	51,082	61,598	61,219	56,998
Dividends Declared per Share	0.63	0.63	0.63	0.62	0.62
FFO Payout Ratio—diluted (e)	68.59%	70.67%	64.27%	61.83%	67.25%
CAD Payout Ratio—diluted (f)	80.87%	88.27%	73.52%	72.86%	77.73%
Portfolio Size:
Properties	264	265	262	258	267
Total Square Footage	29,157,056	29,260,745	28,988,801	27,585,238	28,640,016
Sq. Ft. Leased at End of Period (g)	92.4%	92.3%	93.0%	93.9%	93.9%

(a)
Includes preferred units on a converted basis into common units.
(b)
Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c)
Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d)
Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.
(e)
Funds from Operations ("FFO") is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.
(f)
Cash Available for Distribution ("CAD") is defined as funds from operations, after adjustment for straight-lining of rents and non-recurring charges, minus non-incremental revenue generating tenant improvements, non-incremental revenue generating leasing commissions and recurring building improvements.
(g)
Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease-up.

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended March 31,
				% Change
	2003	2002	Change
Property Revenues	$132,812	$132,604	$208	0.2
Less: Straight-line rent adjustment	1,621	2,760	(1,139)	(41.3)

Total Property Revenues (excluding straight-line rent adjustment)	131,191	129,844	1,347	1.0
Real Estate Taxes	14,977	14,525	452	3.1
Utilities	9,784	9,316	468	5.0
Operating Services	17,907	14,180	3,727	26.3

Total Property Expenses:	42,668	38,021	4,647	12.2
Net Operating Income	$88,523	$91,823	$(3,300)	(3.6)

Percentage Leased at Period End	93.4%	95.1%

Total Properties:	245
Total Square Footage:	25,154,919

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company's Effective Ownership %
Office Properties:
American Financial Exchange L.L.C.	Harborside Plaza 10 (a)	1	Jersey City, NJ	100.0%	577,575	50.0%
HPMC	Stadium Gateway (b)	1	Anaheim, CA	96.2%	273,194	32.5%
G&G Martco	Convention Plaza	1	San Francisco, CA	99.8%	305,618	50.0%
Ashford Loop Associates, LP	1001 South Dairy Ashford	1	Houston, TX	50.8%	130,000	20.0%
Ashford Loop Associates, LP	2100 West Loop South	1	Houston, TX	73.7%	168,000	20.0%
HPMC	Pacific Plaza Phase I	1	Daly City, CA	87.2%	364,384	32.5%
Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	7.3%	232,000	50.0%
Mixed-Use:
HPMC	Pacific Plaza Phase II (c)	1	Daly City, CA	100.0%	100,740	32.5%
Hotel:
Harborside South Pier	Hyatt Regency South Pier	1	Jersey City, NJ	n/a	350 rooms	50.0%

(a)
The joint venture also has a parking lot operation on adjacent land.
(b)
This property was sold by the joint venture on April 1, 2003 for approximately $52.5 million.
(c)
Property consists of a three-story theater and retail complex.

Unconsolidated Joint Venture Financial Information

        The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2003 and December 31, 2002:

	March 31, 2003
	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Assets:
Rental property, net	$—	$8,120	$105,910	$13,668	$36,285	$—	$16,636	$89,549	$270,168
Other assets	16,203	3,913	26,029	1,398	429	—	30	4,957	52,959

Total assets	$16,203	$12,033	$131,939	$15,066	$36,714	$—	$16,666	$94,506	$323,127

Liabilities and partners'/ members' capital (deficit):
Mortgages and loans payable	$—	$50,000	$—	$15,109	$—	$—	$17,983	$71,704	$154,796
Other liabilities	16	1,650	1,476	91	551	—	48	2,253	6,085
Partners'/members' capital (deficit)	16,187	(39,617)	130,463	(134)	36,163	—	(1,365)	20,549	162,246

Total liabilities and partners'/members' capital (deficit)	$16,203	$12,033	$131,939	$15,066	$36,714	$—	$16,666	$94,506	$323,127

Company's investment in unconsolidated joint ventures, net	$15,985	$2,685	$139,171	$—	$7,698	$—	$291	$13,258	$179,088

	December 31, 2002
	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Assets:
Rental property, net	$—	$8,329	$101,752	$13,803	$36,520	$—	$17,364	$90,407	$268,175
Other assets	16,242	3,813	25,543	1,900	730	—	1,211	5,610	55,049

Total assets	$16,242	$12,142	$127,295	$15,703	$37,250	$—	$18,575	$96,017	$323,224

Liabilities and partners'/ members' capital (deficit):
Mortgages and loans payable	$—	$50,000	$—	$15,282	$87	$—	$17,983	$69,475	$152,827
Other liabilities	18	1,789	1,709	97	942	—	48	4,084	8,687
Partners'/members' capital (deficit)	16,224	(39,647)	125,586	324	36,221	—	544	22,458	161,710

Total liabilities and partners'/members' capital (deficit)	$16,242	$12,142	$127,295	$15,703	$37,250	$—	$18,575	$96,017	$323,224

Company's investment in unconsolidated joint ventures, net	$15,900	$2,794	$134,158	$1,232	$7,652	$—	$289	$14,772	$176,797

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended March 31, 2003 and 2002:

	Three Months Ended March 31, 2003
	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	$26	$3,360	$6,045	$68	$986	$—	$—	$3,742	$—	$14,227
Operating and other expenses	(51)	(968)	(990)	(268)	(957)	—	—	(3,299)	—	(6,533)
Depreciation and amortization	—	(412)	(857)	(139)	(244)	—	—	(1,548)	—	(3,200)
Interest expense	—	(451)	—	(119)	—	—	—	(804)	—	(1,374)

Net income (loss)	$(25)	$1,529	$4,198	$(458)	$(215)	$—	$—	$(1,909)	$—	$3,120

Company's equity in earnings (loss) of unconsolidated joint ventures	$85	$641	$4,205	$(1,232)	$(15)	$—	$—	$(1,304)	$(286)	$2,094

	Three Months Ended March 31, 2002
	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total
Total revenues	$1,308	$3,405	$3	$973	$1,031	$21,350	$—	$—	$—	$28,070
Operating and other expenses	(392)	(853)	(9)	(1,856)	(448)	(24,253)	(315)	—	—	(28,126)
Depreciation and amortization	(385)	(406)	(10)	(1,303)	(162)	—	—	—	—	(2,266)
Interest expense	(151)	(505)	—	(190)	—	(8,244)	(638)	—	—	(9,728)

Net income (loss)	$380	$1,641	$(16)	$(2,376)	$421	$(11,147)	$(953)	$—	$—	$(12,050)

Company's equity in earnings (loss) of unconsolidated joint ventures	$1,302	$681	$(16)	$(1,188)	$132	$(2,216)	$—	$—	$160	$(1,145)

Select Financial Ratios

	March 31,
Ratios Computed For Industry Comparisons:	2003	2002
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	46.10%	45.67%
Total Debt/ Total Market Capitalization (Market value) (%)	43.91%	40.97%
Total Debt/ Total Undepreciated Assets (%)	41.04%	41.65%
Secured Debt/ Total Undepreciated Assets (%)	13.39%	13.14%

	Three Months Ended March 31,
	2003	2002
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.23	3.56
Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.10	3.45
Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.59	2.56
FFO Payout (Dividends Declared/Funds from Operations) (%)	68.59%	67.25%
CAD Payout (Dividends Declared/ Cash Available for Distribution) (%)	80.87%	77.73%

Debt Analysis
(as of March 31, 2003)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes	$1,072,596	61.08%	7.45%	5.30
Fixed Rate Secured Debt	540,843	30.80%	6.97%	2.98
Variable Rate Unsecured Debt	110,375	6.29%	2.06%	2.49
Variable Rate Secured Debt	32,178	1.83%	2.01%	5.83

Totals/Weighted Average:	$1,755,992	100.00%	6.87%	4.42

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
2003	$4,972	$45,283	$50,255	7.27%
2004	6,014	309,863	315,877	7.33%
2005	5,419	363,553	368,972	5.62%
2006	1,029	216,422	217,451	7.01%
2007	874	9,364	10,238	6.97%
Thereafter	5,026	798,277	803,303	7.27%

Sub-total	23,334	1,742,762	1,766,096	6.87%
Adjustment for unamortized debt discount/premium, net, as of March 31, 2003	(10,104)	—	(10,104)	—

Totals/Weighted Average:	$13,230	$1,742,762	$1,755,992	6.87%

(a)
Actual weighted average LIBOR contract rates relating to the Company's outstanding debt as of March 31, 2003 of 1.36 percent was used in calculating revolving credit facility and other variable rate debt interest rates.

Debt Maturities
(dollars in thousands)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	TOTALS
Secured Debt:
400 Chestnut Ridge		$9,863										$9,863
Mack-Cali Centre VI			$35,000									35,000
Prudential Portfolio			150,000									150,000
Mack-Cali Bridgewater I			23,000									23,000
Mack-Cali Woodbridge II			17,500									17,500
Mack-Cali Short Hills			22,089									22,089
500 West Putnam Ave			5,589									5,589
Harborside Financial Center—Plaza 1				$68,630								68,630
Harborside Financial Center—Plazas 2 & 3				144,642								144,642
1633 Littleton Road				3,150								3,150
Mack-Cali Airport					$9,364							9,364
Kemble Plaza I							$32,178					32,178
2200 Renaissance Boulevard										$15,191		15,191
Soundview Plaza											$14,889	14,889

Total Secured Debt:	$—	$9,863	$253,178	$216,422	$9,364	—	$32,178	—	—	$15,191	$14,889	$551,085

Unsecured Debt:
7.180% unsecured notes due 12/03	$45,283											$45,283
7.000% unsecured notes due 3/04		$300,000										300,000
2002 unsecured credit facility			$110,375									110,375
7.250% unsecured notes due 3/09							$300,000					300,000
7.835% unsecured notes due 12/10								$15,000				15,000
7.750% unsecured notes due 2/11									$300,000			300,000
6.150% unsecured notes due 12/12										$94,914		94,914
5.820% unsecured notes due 3/13											$26,105	26,105

Total Unsecured Debt:	$45,283	$300,000	$110,375	—	—	—	$300,000	$15,000	$300,000	$94,914	$26,105	$1,191,677

Total Debt:	$45,283	$309,863	$363,553	$216,422	$9,364	—	$332,178	$15,000	$300,000	$110,105	$40,994	$1,742,762

Debt Detail
(dollars in thousands)

			Principal Balance at
Property Name	Lender	Effective Interest Rate	March 31, 2003	December 31, 2002	Date of Maturity
Senior Unsecured Notes: (a)
7.180% Senior Unsecured Notes	public debt	7.230%	$45,283	$95,283	12/31/03
7.000% Senior Unsecured Notes	public debt	7.270%	299,924	299,904	03/15/04
7.250% Senior Unsecured Notes	public debt	7.490%	298,600	298,542	03/15/09
7.835% Senior Unsecured Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750% Senior Unsecured Notes	public debt	7.930%	298,646	298,602	02/15/11
6.150% Senior Unsecured Notes	public debt	6.894%	90,138	90,015	12/15/12
5.820% Senior Unsecured Notes	public debt	6.448%	25,005	—	03/15/13

Total Senior Unsecured Notes:			$1,072,596	$1,097,346

Revolving Credit Facilities:
2002 Unsecured Facility (b)	15 Lenders	LIBOR+ 0.700%	$110,375	$73,000	09/27/05

Total Revolving Credit Facilities:			$110,375	$73,000

Property Mortgages: (c)
Mack-Cali Willowbrook	CIGNA	8.670%	$—	$7,658	n/a
400 Chestnut Ridge	Prudential Insurance Co.	9.440%	11,336	11,611	07/01/04
Mack-Cali Centre VI	Principal Life Insurance Co.	6.865%	35,000	35,000	04/01/05
Various (d)	Prudential Insurance Co.	7.100%	150,000	150,000	05/15/05
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	23,000	23,000	09/10/05
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	17,500	17,500	09/10/05
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	24,274	24,470	10/01/05
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	8,193	8,417	10/10/05
Harborside—Plaza 1	U.S. West Pension Trust	4.359%	62,262	61,722	01/01/06
Harborside—Plazas 2 and 3	Northwestern/Principal	7.365%	157,125	158,140	01/01/06
1633 Littleton Road	First Union/Maher Partners	3.870%	3,476	3,504	02/10/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	10,182	10,226	04/01/07
Kemble Plaza I	Mitsubishi Tr & Bk Co.	LIBOR+0.650%	32,178	32,178	01/31/09
2200 Renaissance Boulevard	TIAA	5.888%	19,051	19,100	12/01/12
Soundview Plaza	TIAA	6.015%	19,444	19,500	01/01/13

Total Property Mortgages:			$573,021	$582,026

Total Debt:			$1,755,992	$1,752,372

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)
Total borrowing capacity under this facility is $600.0 million.

(c)
Effective interest rate for mortgages and loans payable reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)
The Company has the option to convert the mortgage loan, which is secured by 10 properties, to unsecured debt, subject to, amongst other things, the Company having an investment grade rating from two rating agencies (at least one of which must be from S&P or Moody's) at the time of conversion.

III. FINANCIAL INFORMATION

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2003	2002
Revenues
Base rents	$126,248	$126,156
Escalations and recoveries from tenants	15,833	13,192
Parking and other	5,862	3,061
Interest income	326	339

Total revenues	148,269	142,748

Expenses
Real estate taxes	15,913	15,284
Utilities	10,896	10,077
Operating services	20,323	16,109
General and administrative	6,758	6,702
Depreciation and amortization	29,201	23,952
Interest expense	30,913	26,359

Total expenses	114,004	98,483

Income from continuing operations before minority interest and equity in earnings of unconsolidated joint ventures	34,265	44,265
Minority interest in Operating Partnership	(7,569)	(8,894)
Equity in earnings of unconsolidated joint ventures (net of minority interest), net	2,094	(1,145)

Income from continuing operations	28,790	34,226
Discontinued operations (net of minority interest):
Income from discontinued operations	26	163
Realized gain on disposition of rental property	1,165	—

Total Discontinued operations, net	1,191	163
Realized gains (losses) and unrealized losses on disposition of rental property (net of minority interest), net	—	6,226

Net income	$29,981	$40,615

Basic earnings per share:
Income from continuing operations	$0.50	$0.72
Discontinued operations	0.02	—

Net income	$0.52	$0.72

Diluted earnings per share:
Income from continuing operations	$0.50	$0.70
Discontinued operations	0.02	—

Net income	$0.52	$0.70

Dividends declared per common share	$0.63	$0.62

Basic weighted average shares outstanding	57,228	56,799

Diluted weighted average shares outstanding	65,146	71,461

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts)

	March 31, 2003	December 31, 2002
	(unaudited)
Assets
Rental property
Land and leasehold interests	$544,469	$544,176
Buildings and improvements	3,157,703	3,141,003
Tenant improvements	167,230	164,945
Furniture, fixtures and equipment	7,557	7,533

	3,876,959	3,857,657
Less—accumulated depreciation and amortization	(469,448)	(445,569)

Net investment in rental property	3,407,511	3,412,088
Cash and cash equivalents	15,262	1,167
Investments in unconsolidated joint ventures, net	179,088	176,797
Unbilled rents receivable, net	67,040	64,759
Deferred charges and other assets, net	128,383	127,551
Restricted cash	8,197	7,777
Accounts receivable, net of allowance for doubtful accounts of $1,273 and $1,856	3,999	6,290

Total assets	$3,809,480	$3,796,429

Liabilities and Stockholders' Equity
Senior unsecured notes	$1,072,596	$1,097,346
Revolving credit facilities	110,375	73,000
Mortgages and loans payable	573,021	582,026
Dividends and distributions payable	45,149	45,067
Accounts payable and accrued expenses	55,571	50,774
Rents received in advance and security deposits	37,350	39,038
Accrued interest payable	10,360	24,948

Total liabilities	1,904,422	1,912,199

Minority interest in Operating Partnership	429,155	430,036

Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and no shares outstanding, at liquidation preference	25,000	—
Common stock, $0.01 par value, 190,000,000 shares authorized, 57,592,309 and 57,318,478 shares outstanding	576	573
Additional paid-in capital	1,533,412	1,525,479
Dividends in excess of net earnings	(75,287)	(68,966)
Unamortized stock compensation	(7,798)	(2,892)

Total stockholders' equity	1,475,903	1,454,194

Total liabilities and stockholders' equity	$3,809,480	$3,796,429

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Stockholders' Equity
For the three months ended March 31, 2003
(in thousands) (unaudited)

	Preferred Stock		Common Stock
					Additional Paid-In Capital	Dividends in Excess of Net Earnings	Unamortized Stock Compensation	Total Stockholders' Equity
	Shares	Amount	Shares	Par Value
Balance at January 1, 2003	—	—	57,318	$573	$1,525,479	$(68,966)	$(2,892)	$1,454,194
Net income	—	—	—	—	—	29,981	—	29,981
Dividends	—	—	—	—	—	(36,302)	—	(36,302)
Issuance of preferred stock	10	$25,000	—	—	(164)	—	—	24,836
Redemption of common units for shares of common stock	—	—	2	—	53	—	—	53
Proceeds from stock options exercised	—	—	138	1	3,649	—	—	3,650
Stock Options Expense	—	—	—	—	38	—	—	38
Deferred compensation plan for directors	—	—	—	—	56	—	—	56
Issuance of Restricted Stock Awards	—	—	169	2	5,051	—	(5,013)	40
Amortization of stock compensation	—	—	—	—	—	—	387	387
Adjustment to fair value of restricted stock	—	—	—	—	295	—	(295)	—
Cancellation of Restricted Stock Awards	—	—	—	—	(15)	—	15	—
Repurchase of common stock	—	—	(35)	—	(1,030)	—	—	(1,030)

Balance at March 31, 2003	10	$25,000	57,592	$576	$1,533,412	$(75,287)	$(7,798)	$1,475,903

Statements of Funds from Operations and
Cash Available for Distribution
(in thousands, except per share/unit amounts)

	Three Months Ended March 31,
	2003	2002
Net Income	$29,981	$40,615
Add:
Minority interest in Operating Partnership	7,569	8,894
Minority interest in equity in earnings of unconsolidated joint ventures	286	(160)
Minority interest in income from discontinued operations	4	23
Deduct:
Realized (gains) losses and unrealized losses on disposition of rental property (net of minority interest), net	—	(6,226)
Discontinued operations—realized (gains) losses and unrealized losses (net of minority interest), net	(1,165)	—
Add:
Real estate-related depreciation and amortization on continuing operations (a)	32,241	24,448
Real estate-related depreciation and amortization on discontinued operations	56	1
Deduct:
Rental income adjustment for straight-lining of rents (b)	(3,410)	(1,713)

Funds from operations (c), after adjustment for straight-lining of rents	65,562	65,882

Deduct:
Non-incremental revenue generating capital expenditures:
Building improvements	(997)	(318)
Tenant improvements and leasing commissions	(8,959)	(8,566)

Cash available for distribution	$55,606	$56,998

Diluted weighted average shares/units outstanding (d)	71,377	71,461
Funds from operations per share/unit—diluted	$0.92	$0.92
Dividend per common share	$0.63	$0.62
Dividend payout ratios:
Funds from operations-diluted	68.59%	67.25%
Cash available for distribution-diluted	80.87%	77.73%

(a)
Includes the Company's share from unconsolidated joint ventures of $3,170 and $714 for the three months ended March 31, 2003 and 2002, respectively.

(b)
Includes the Company's share from unconsolidated joint ventures of $1,004 and $(1,047) for the three months ended March 31, 2003 and 2002, respectively.

(c)
Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999. See "Information About FFO and CAD" on page 11.

(d)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (14,042 shares and 14,311 shares for the three months ended March 31, 2003 and 2002, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants).

Statement of Funds from Operations Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended March 31,
	2003	2002
Net income per share	$0.52	$0.70
Deduct:
Realized (gains) losses and unrealized losses on disposition of rental property (net of minority interest), net	—	(0.09)
Discontinued operations—realized (gains) losses and unrealized losses (net of minority interest), net	(0.02)	—
Add:
Real estate-related depreciation and amortization on continuing operations (a)	0.46	0.34
Real estate depreciation and amortization on discontinued operations	—	—
Deduct:
Rental income adjustment for straight-lining of rents (b)	(0.05)	(0.02)
Rounding adjustment	0.01	(0.01)

Funds from operations (c), after adjustment for straight-lining of rents	$0.92	$0.92

Diluted weighted average shares/units outstanding (d)	71,377	71,461

(a)
Includes the Company's share from unconsolidated joint ventures of $0.05 and $0.01 for the three months ended March 31, 2003 and 2002, respectively.

(b)
Includes the Company's share from unconsolidated joint ventures of $0.01 and $(0.01) for the three months ended March 31, 2003 and 2002, respectively.

(c)
Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999. See "Information About FFO and CAD" on page 11.

(d)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (14,042 shares and 14,311 shares for the three months ended March 31, 2003 and 2002, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants).

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

        The following schedule reconciles the Company's basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding:

	Three Months Ended March 31,
	2003	2002
Basic weighted average shares outstanding:	57,228	56,799
Add:
Weighted average common units	7,812	7,952

Basic weighted average shares/units:	65,040	64,751
Add:
Weighted average preferred units (after conversion to common units)	6,231	6,359
Stock options	106	351

Diluted weighted average shares/units outstanding:	71,377	71,461

IV. VALUE CREATION PIPELINE

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the three months ended March 31, 2003
No Activity
 For the year ended December 31, 2002

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company(a)
Office:
08/09/02	25 Commerce Drive	Cranford, Union County, NJ	1	67,749	$7,706
08/09/02	3 Skyline Drive(b)	Hawthorne, Westchester County, NY	1	75,668	9,460
11/01/02	1633 Littleton Road(c)	Parsippany, Morris County, NJ	1	57,722	11,833
11/05/02	1266 East Main Street	Stamford, Fairfield County, CT	1	179,260	33,205
12/11/02	2200 Renaissance Boulevard	King of Prussia, Montgomery County, PA	1	174,124	26,800
12/31/02	16 & 18 Sentry Park West	Blue Bell, Montgomery County, PA	2	188,103	34,466

Total Office Property Acquisitions:			7	742,626	$123,470

(a)
Transactions were funded primarily through borrowings on the Company's revolving credit facility, from net proceeds received in the sale or sales of rental property, and/or from the Company's cash reserves. Amounts are as of December 31, 2002.

(b)
On August 9, 2002, the Company acquired an undivided 68.1 percent interest (75,668 square feet) in 3 Skyline Drive, a 113,098 square-foot office property. The property was acquired as tenants-in-common with the intention that, soon after the completion of the acquisition, the individual interests would be converted into separate condominium units. On September 27, 2002, the Company executed a condominium agreement and deed to formalize the conversion of its undivided interest in the property into a condominium interest. The Company has accounted for its interest in the property as if the condominium was in place since the date of acquisition.

(c)
In connection with the acquisition of the 1633 Littleton Road property, the Company assumed a mortgage loan, which was recorded at $3.5 million and bears an effective interest rate of 3.87 percent. The loan is secured by the 1633 Littleton Road property and will mature on February 10, 2006.

Properties Commencing Initial Operations
(dollars in thousands)
For the three months ended March 31, 2003
No Activity
 For the year ended December 31, 2002

Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)
Office:
09/03/02	Harborside Plaza 5	Jersey City, Hudson County, NJ	1	980,000	$196,610	(b)
11/18/02	600 Horizon Drive	Hamilton Township, Mercer County, NJ	1	95,000	7,549

Total Office Properties Commencing Initial Operations:			2	1,075,000	204,159

Office/Flex:
04/01/02	125 Clearbrook Road	Elmsford, Westchester County, NY	1	33,000	4,985	(c)

Total Properties Commencing Initial Operations:			3	1,108,000	$209,144

(a)
Development costs were funded primarily through draws on the Company's revolving credit facility. Amounts are as of December 31, 2002.

(b)
Amount consists of $176,900 included in rental property and $19,710 of leasing commissions and other deferred leasing costs, which are included in deferred charges and other assets.

(c)
Amount consists of $4,731 included in rental property and $254 of leasing commissions, which is included in deferred charges and other assets.

Summary of Development Properties in Lease-Up
(dollars in thousands)

Project	Location	Type of Space	Commencing Initial Operations Date	Number of Buildings	Square Feet	Costs Incurred Through 3/31/03	Total Estimated Costs	Current % Leased
Harborside Plaza 5	Jersey City, NJ	Office	08/25/02	1	980,000	$209,581	$260,000	51.2%

Total:				1	980,000	$209,581	$260,000	51.2%

Summary of Land Parcels

Site	Town/ City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton	NJ	33.5	300,000	Office/Flex/Retail
American Financial Exchange(a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center(b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus(c)	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Morris V and VI(a)	Parsippany	NJ	47.5	645,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro(c)	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Elmsford Distribution Center(d)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road(a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park(d)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Tri West Plaza II(d)	Dallas	TX	4.5	500,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office
Pacific Plaza Phase III(e)	Daly City	CA	2.5	270,000	Office

Total:			362.8	8,897,250

(a)
Land owned by joint venture in which Mack-Cali is an equity partner.

(b)
In addition, there are 21 acres of riparian property.

(c)
Land owned by Mack-Cali, which is subject to a contribution agreement to a development joint venture.

(d)
Mack-Cali holds an option to purchase this land.

(e)
Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Rental Property Sales
(dollars in thousands)

For the three months ended March 31, 2003

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
03/28/03	1770 St. James Place	Houston, Harris County, TX	1	103,689	$5,525	$4,201	$1,324

Total Property Sales:			1	103,689	$5,525	$4,201	$1,324

For the year ended December 31, 2002

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
05/13/02	Dallas Portfolio(a)	Metro Dallas, TX	4	488,789	$33,115	$34,760	$(1,645)
05/29/02	750 South Richfield Street	Aurora, Arapahoe County, CO	1	108,240	20,631	21,291	(660)
06/06/02	Houston Portfolio(b)	Houston, Harris County, TX	3	413,107	25,482	24,393	1,089
07/15/02	501 Kennedy Boulevard	Tampa, Hillsborough County, FL	1	297,429	22,915	22,459	456
10/16/02	Arizona Portfolio(c)	Maricopa County, AZ	3	416,967	42,764	42,719	45

Total Office Property Sales:			12	1,724,532	144,907	145,622	(715)

Residential:
01/30/02	25 Martine Avenue	White Plains, Westchester County, NY	1	124 units	17,559	10,461	7,098
Land:
04/25/02	Horizon Center Land	Hamilton Township, Mercer County, NJ	—	0.756 acres	758	41	717

Total Property Sales:			13	1,724,532	$163,224	$156,124	$7,100

(a)
On May 13, 2002, the Company sold 3100 Monticello, 2300 Valley View, 150 West Parkway and 555 Republic Place in a single transaction with one buyer, Brookview Properties, L.P., an entity that includes a partner, whose principals include Paul A. Nussbaum, a former member of the Board of Directors of the Company. The Company provided the purchaser with a $5,000 subordinated loan that bears interest at 15 percent with a current rate of 11 percent. The entire principal of the loan is payable at maturity in November 2007. In conjunction with the purchaser's subsequent sale of one of its acquired properties, the purchaser repaid $1,537 of the loan principal through March 31, 2003.

(b)
On June 6, 2002, the Company sold 1717 St. James Place, 5300 Memorial Drive and 10497 Town & Country Way in a single transaction with one buyer, Parkway Properties LP.

(c)
On October 16, 2002 the Company sold 9060 East Via Linda Boulevard, 19640 North 31st Street and 5551 West Talavi Boulevard in a single transaction with one buyer, Summit Commercial Properties, Inc.

V. PORTFOLIO/ LEASING STATISTICS

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended March 31, 2003)

Consolidated In-Service Portfolio (a)

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
		Leased Sq. Ft. Acquired/ Sold (b)
Region/Market	Sq. Ft. Leased 12/31/02		Expiring/ Adjustment Sq. Ft. (c)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/03 (d)	Pct. Leased 3/31/03	Pct. Leased 12/31/02
Northeast
Northern NJ	9,367,129	—	(214,875)	215,017	142	9,367,271	93.1%	93.1%
Central NJ	2,739,460	—	(247,140)	240,503	(6,637)	2,732,823	92.8%	93.1%
Westchester Co., NY	4,629,256	—	(231,387)	232,785	1,398	4,630,654	96.6%	96.6%
Sub. Philadelphia	3,052,372	—	(79,394)	84,299	4,905	3,057,277	89.0%	88.9%
Fairfield, CT	819,846	—	(54,592)	15,351	(39,241)	780,605	91.6%	96.2%
Washington, DC/MD	450,366	—	(10,449)	—	(10,449)	439,917	97.6%	100.0%
Dutchess/Nassau/Rockland Co., NY	583,529	—	(4,037)	—	(4,037)	579,492	98.0%	98.6%

Total Northeast	21,641,958	—	(841,874)	787,955	(53,919)	21,588,039	93.4%	93.6%

Southwest/West
Texas	793,186	(88,391)	(101,822)	132,720	30,898	735,693	83.1%	80.2%
Colorado	1,248,488	—	(56,981)	87,292	30,311	1,278,799	81.7%	79.8%
San Francisco	438,553	—	(15,630)	10,959	(4,671)	433,882	96.2%	97.3%

Total Southwest/West	2,480,227	(88,391)	(174,433)	230,971	56,538	2,448,374	84.4%	82.5%

Company Totals	24,122,185	(88,391)	(1,016,307)	1,018,926	2,619	24,036,413	92.4%	92.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2002	26,129,234
Total sq. ft. of properties added this period	—
Total sq. ft. of properties sold this period	(103,689)

Total sq. ft. as of March 31, 2003	26,025,545

  (a)
  Consolidated in-service portfolio excludes a 980,000 square foot in-service development property in lease-up.

  (b)
  Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

  (c)
  Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

  (d)
  Includes leases expiring March 31, 2003 aggregating 87,315 square feet for which no new leases were signed.

Leasing Statistics
(For the three months ended March 31, 2003)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market

Region/Market	Property Type	# of Trans- Actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained(a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent(b)	Leasing Per Costs Sq. Ft. Per Year(c)
Northeast
Northern NJ	Office	25	212,290	160,258	52,032	8.6	$24.01	$4.22
	Office/Flex	1	2,727	—	2,727	5.0	$14.15	$0.75
Central NJ	Office	8	224,710	1,022	223,688	9.0	$16.33	$2.64
	Office/Flex	3	15,793	—	15,793	5.0	$16.56	$0.78
Westchester Co., NY	Office	29	67,509	9,587	57,922	4.4	$24.09	$1.85
	Office/Flex	16	129,000	36,588	92,412	4.7	$16.81	$1.78
	Industrial/Warehouse	2	36,276	—	36,276	5.8	$11.76	$0.17
Sub. Philadelphia	Office	7	26,876	13,741	13,135	4.9	$24.17	$2.57
	Office/Flex	6	57,423	20,373	37,050	2.4	$9.61	$1.48
Fairfield, CT	Office	3	15,351	5,950	9,401	4.9	$24.18	$7.31

Total Northeast		100	787,955	247,519	540,436	6.9	$18.86	$2.95

Southwest/West
Texas	Office	24	132,720	45,045	87,675	7.9	$16.05	$2.11
Colorado	Office	7	87,292	80,283	7,009	9.2	$11.95	$2.36
San Francisco	Office	24	10,959	1,126	9,833	3.9	$27.85	$1.48

Total Southwest/West		55	230,971	126,454	104,517	8.2	$15.06	$2.20

Company Totals		155	1,018,926	373,973	644,953	7.2	$18.00	$2.75

Detail by Property Type
	Office	127	777,707	317,012	460,695	8.0	$19.15	$2.99
	Office/Flex	26	204,943	56,961	147,982	4.1	$14.74	$1.62
	Industrial/Warehouse	2	36,276	—	36,276	5.8	$11.76	$0.17

Company Totals		155	1,018,926	373,973	644,953	7.2	$18.00	$2.75

Tenant Retention:	Leases Retained	61.6%
	Sq. Ft. Retained	63.5%
  (a)
  "Other Retained" transactions include existing tenants' expansions and relocations within the same building.

  (b)
  For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

  (c)
  Represents estimated workletter costs of $13,515,164 and commissions of $6,546,736 committed, but not necessarily expended, during the period for second generation space aggregating 1,015,624 square feet.

Leasing Statistics
(For the three months ended March 31, 2003)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

		Leased Sq. Ft. Acquired/ (a) Sold	LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/02		Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/03	Pct. Leased 3/31/03	Pct. Leased 12/31/02
New Jersey	577,575	—	—	—	—	577,575	100.0%	100.0%
New York	17,000	—	—	—	—	17,000	7.3%	7.3%
Texas	193,660	—	(7,577)	3,793	(3,784)	189,876	63.7%	65.0%
California	986,501	—	(17,959)	17,959	—	986,501	94.5%	94.5%

Totals	1,774,736	—	(25,536)	21,752	(3,784)	1,770,952	82.3%	82.5%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2002	2,151,511
Total sq. ft. of properties added this period	—
Total sq. ft. of properties sold this period	—

Total sq. ft. as of March 31, 2003	2,151,511

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (d)
Texas	2	3,793	2,280	1,513	3.6	$15.83	$3.95
California	1	17,959	—	17,959	12.0	$27.75	$1.25

Totals	3	21,752	2,280	19,472	10.5	$25.67	$1.41

  (a)
  Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.

  (b)
  Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

  (c)
  "Other Retained" transactions include existing tenants' expansions and relocations within the same building.

  (d)
  Represents estimated workletter costs of $129,461 and commissions of $193,979 committed, but not necessarily expended, during the period for second generation space aggregating 21,752 square feet.

Market Diversification

        The following table lists the Company's markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($)(a)(b)(c)	Percentage of Company Annualized Base Rental Revenue(%)	Total Property Size Rentable Area	Percentage of Rentable Area(%)
New York, NY (Westchester-Rockland Counties)	88,774,283	17.9	4,973,023	18.5
Bergen-Passaic, NJ	88,238,860	17.8	4,530,091	16.8
Newark, NJ (Essex-Morris-Union Counties)	83,813,798	16.9	4,242,330	15.7
Jersey City, NJ	65,185,310	13.2	3,074,470	11.4
Philadelphia, PA-NJ	48,004,755	9.7	3,354,023	12.4
Trenton, NJ (Mercer County)	15,343,614	3.1	767,365	2.8
Middlesex-Somerset-Hunterdon, NJ	14,581,492	3.0	791,051	2.9
Denver, CO	13,640,126	2.8	1,084,945	4.0
Washington, DC-MD-VA	12,964,573	2.6	450,549	1.7
Stamford-Norwalk, CT	12,723,186	2.6	706,510	2.6
San Francisco, CA	12,190,299	2.5	450,891	1.7
Monmouth-Ocean, NJ	7,467,636	1.5	577,423	2.1
Dallas, TX	6,557,802	1.3	449,594	1.7
Nassau-Suffolk, NY	6,373,398	1.3	292,849	1.1
San Antonio, TX	5,425,189	1.1	435,465	1.6
Bridgeport, CT	3,198,946	0.6	145,487	0.5
Boulder-Longmont, CO	2,811,198	0.6	270,421	1.0
Colorado Springs, CO	2,722,263	0.6	209,987	0.8
Dutchess County, NY	2,386,696	0.5	118,727	0.4
Atlantic-Cape May, NJ	1,831,576	0.4	80,344	0.3

Totals	494,235,000	100.0	27,005,545	100.0

  (a)
  Annualized base rental revenue is based on actual March 2003 billings times 12. For leases whose rent commences after April 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

  (b)
  Includes leases expiring March 31, 2003 aggregating 87,315 square feet and representing annualized rent of $1,333,395 for which no new leases were signed.

  (c)
  Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Industry Diversification

        The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($)(b)(c)(d)	Percentage of Company Annualized Base Rental Revenue(%)	Square Feet Leased(e)	Percentage of Total Company Leased Sq. Ft.(%)
Securities, Commodity Contracts & Other Financial	67,519,566	13.7	2,476,666	10.4
Manufacturing	48,412,235	9.8	2,535,536	10.5
Telecommunications	29,972,224	6.1	1,527,550	6.3
Computer System Design Svcs.	28,841,997	5.8	1,449,497	6.0
Insurance Carriers & Related Activities	27,487,576	5.6	1,323,268	5.5
Legal Services	25,902,163	5.2	1,025,325	4.2
Credit Intermediation & Related Activities	22,115,948	4.5	1,143,761	4.7
Scientific Research/Development	19,388,567	3.9	975,515	4.0
Health Care & Social Assistance	19,324,270	3.9	1,011,780	4.2
Wholesale Trade	18,070,030	3.7	1,218,163	5.0
Accounting/Tax Prep.	17,187,467	3.5	721,182	3.0
Other Professional	16,635,976	3.4	844,350	3.5
Retail Trade	14,229,609	2.9	820,590	3.4
Publishing Industries	13,548,020	2.7	590,246	2.4
Arts, Entertainment & Recreation	10,095,370	2.0	685,368	2.8
Architectural/Engineering	9,998,737	2.0	462,484	1.9
Other Services (except Public Administration)	9,637,200	1.9	625,023	2.6
Information Services	9,514,249	1.9	402,678	1.7
Advertising/Related Services	9,220,946	1.9	408,366	1.7
Management of Companies & Finance	9,209,553	1.9	384,842	1.6
Real Estate Rental & Leasing	7,765,883	1.6	431,698	1.8
Transportation	6,785,929	1.4	437,583	1.8
Data Processing Services	6,629,541	1.3	242,664	1.0
Management/Scientific	5,935,374	1.2	258,981	1.1
Construction	5,723,749	1.2	297,098	1.2
Utilities	5,231,950	1.1	272,609	1.1
Admin. & Support, Waste Mgt. & Remediation Svc.	4,542,213	0.9	301,581	1.2
Educational Services	4,059,870	0.8	214,176	0.9
Specialized Design Services	3,959,701	0.8	247,544	1.0
Public Administration	3,879,949	0.8	187,492	0.8
Other	13,409,138	2.6	633,247	2.7

Totals	494,235,000	100.0	24,156,863	100.0

  (a)
  The Company's tenants are classified according to the U.S. Government's North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.

  (b)
  Annualized base rental revenue is based on actual March 2003 billings times 12. For leases whose rent commences after April 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

  (c)
  Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

  (d)
  Includes leases expiring March 31, 2003 aggregating 87,315 square feet and representing annualized rent of $1,333,395 for which no new leases were signed.

  (e)
  Excludes all unleased space as of March 31, 2003.

Consolidated Portfolio Analysis (a)
(as of March 31, 2003)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	76	29.8%	50	19.6%	—	—	—	—	1	0.4%	127	49.8%
New York	24	9.3%	40	15.7%	6	2.4%	2	0.8%	2	0.8%	74	29.0%
Pennsylvania	16	6.2%	—	—	—	—	—	—	—	—	16	6.2%
Connecticut	4	1.6%	5	2.0%	—	—	—	—	—	—	9	3.6%
Wash., D.C./ Maryland	3	1.2%	—	—	—	—	—	—	—	—	3	1.2%

Sub-total Northeast:	123	48.1%	95	37.3%	6	2.4%	2	0.8%	3	1.2%	229	89.8%

Texas	4	1.6%	—	—	—	—	—	—	—	—	4	1.6%
California	2	0.8%	—	—	—	—	—	—	—	—	2	0.8%
Colorado	20	7.8%	—	—	—	—	—	—	—	—	20	7.8%

TOTALS By Type:	149	58.3%	95	37.3%	6	2.4%	2	0.8%	3	1.2%	255	100.0%

(a)
Excludes nine properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis(a)
(as of March 31, 2003)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	13,303,541	49.3%	2,277,531	8.4%	—	—	—	—	15,581,072	57.7%
New York	2,702,152	10.0%	2,277,747	8.4%	387,400	1.4%	17,300	0.1%	5,384,599	19.9%
Pennsylvania	1,836,025	6.8%	—	—	—	—	—	—	1,836,025	6.8%
Connecticut	578,997	2.1%	273,000	1.0%	—	—	—	—	851,997	3.1%
Wash., D.C./ Maryland	450,549	1.7%	—	—	—	—	—	—	450,549	1.7%

Sub-total Northeast	18,871,264	69.9%	4,828,278	17.8%	387,400	1.4%	17,300	0.1%	24,104,242	89.2%

Texas	885,059	3.3%	—	—	—	—	—	—	885,059	3.3%
California	450,891	1.7%	—	—	—	—	—	—	450,891	1.7%
Colorado	1,565,353	5.8%	—	—	—	—	—	—	1,565,353	5.8%

TOTALS By Type:	21,772,567	80.7%	4,828,278	17.8%	387,400	1.4%	17,300	0.1%	27,005,545	100.0%

(a)
Excludes nine properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis(a)
(Year ended March 31, 2003)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	269,415	53.6%	18,587	3.7%	—	—	—	—	298	0.1%	288,300	57.4%
New York	59,599	11.8%	33,293	6.6%	3,792	0.8%	414	0.1%	258	0.1%	97,356	19.4%
Pennsylvania	37,595	7.5%	—	—	—	—	—	—	—	—	37,595	7.5%
Connecticut	13,519	2.7%	3,783	0.8%	—	—	—	—	—	—	17,302	3.5%
Wash., D.C./ Maryland	14,220	2.8%	—	—	—	—	—	—	—	—	14,220	2.8%

Sub-total Northeast:	394,348	78.4%	55,663	11.1%	3,792	0.8%	414	0.1%	556	0.2%	454,773	90.6%

Texas	11,494	2.2%	—	—	—	—	—	—	—	—	11,494	2.2%
California	14,913	3.0%	—	—	—	—	—	—	—	—	14,913	3.0%
Colorado	21,175	4.2%	—	—	—	—	—	—	—	—	21,175	4.2%

TOTALS By Type:	441,930	87.8%	55,663	11.1%	3,792	0.8%	414	0.1%	556	0.2%	502,355	100.0%

(a)
Excludes nine properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company.

(b)
Total base rent for the 12 months ended March 31, 2003, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Consolidated Portfolio Analysis (a) (b) (c)
(as of March 31, 2003)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	93.0%	92.2%	—	—	92.9%
New York	95.4%	98.2%	97.8%	100.0%	96.8%
Pennsylvania	86.8%	—	—	—	86.8%
Connecticut	87.7%	100.0%	—	—	91.6%
Washington, D.C./ Maryland	97.7%	—	—	—	97.7%

Sub-total Northeast	92.7%	95.5%	97.8%	100.0%	93.3%

Texas	83.1%	—	—	—	83.1%
California	96.2%	—	—	—	96.2%
Colorado	81.7%	—	—	—	81.7%

WEIGHTED AVG. By Type:	91.5%	95.5%	97.8%	100.0%	92.4%

(a)
Excludes nine properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company, as well as multi-family residential and land lease properties.

(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring March 31, 2003 aggregating 87,315 square feet for which no new leases were signed.

(c)
Excludes a 980,000 square-foot in-service development property in lease-up.

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/03 (%)(a)	2003 Base Rent ($000's)(b)(c)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)(d)
ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	0.19	23.53
200 Decadon Drive	1991	39,922	100.0	845	0.17	21.17
BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	97.8	3,474	0.70	24.84
Fort Lee
One Bridge Plaza	1981	200,000	98.3	4,937	0.99	25.11
2115 Linwood Avenue	1981	68,000	99.7	1,711	0.34	25.24
Little Ferry
200 Riser Road	1974	286,628	100.0	2,242	0.45	7.82
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	566	0.11	11.87
135 Chestnut Ridge Road	1981	66,150	100.0	1,563	0.31	23.63
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,721	1.34	25.87
461 From Road	1988	253,554	99.8	6,062	1.21	23.96
650 From Road	1978	348,510	92.9	7,811	1.56	24.13
140 Ridgewood Avenue	1981	239,680	97.8	5,135	1.02	21.91
61 South Paramus Avenue	1985	269,191	100.0	6,741	1.34	25.04
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,397	0.28	26.97
365 West Passaic Street	1976	212,578	93.2	4,133	0.82	20.86
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.49	15.72
10 Mountainview Road	1986	192,000	95.8	3,886	0.78	21.13
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	2,023	0.40	22.68
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	0.24	22.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	0.23	20.38
50 Tice Boulevard	1984	235,000	100.0	5,699	1.14	24.25
300 Tice Boulevard	1991	230,000	100.0	5,486	1.09	23.85
BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,389	0.28	18.77
228 Strawbridge Drive	1984	74,000	100.0	1,434	0.29	19.38
ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	86.3	6,119	1.22	28.65
Roseland
101 Eisenhower Parkway	1980	237,000	82.3	4,769	0.95	24.45
103 Eisenhower Parkway	1985	151,545	92.1	3,255	0.65	23.32
105 Eisenhower Parkway	2001	220,000	28.1	1,259	0.25	20.37
HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	99.0	3,426	0.68	8.65
Harborside Financial Center Plaza 2	1990	761,200	100.0	19,226	3.83	25.26
Harborside Financial Center Plaza 3	1990	725,600	100.0	18,324	3.65	25.25
Harborside Financial Center Plaza 4-A	2000	207,670	94.0	7,065	1.41	36.19
Harborside Financial Center Plaza 5 (c) (e)	2002	980,000	51.2	15,648	3.12	36.54

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/03 (%)(a)	2003 Base Rent ($000's)(b)(c)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)(d)
MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive (e)	2002	95,000	100.0	1,381	0.28	14.54
Princeton
103 Carnegie Center	1984	96,000	84.8	2,017	0.40	24.78
100 Overlook Center	1988	149,600	100.0	3,482	0.69	23.28
5 Vaughn Drive	1987	98,500	80.8	1,989	0.40	24.99
MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	373	0.07	9.33
Plainsboro
500 College Road East	1984	158,235	100.0	3,706	0.74	23.42
South Brunswick
3 Independence Way	1983	111,300	29.3	934	0.19	28.64
Woodbridge
581 Main Street	1991	200,000	100.0	4,879	0.97	24.40
MONMOUTH COUNTY, NEW JERSEY
Neptune
3600 Route 66	1989	180,000	100.0	2,410	0.48	13.39
Wall Township
1305 Campus Parkway	1988	23,350	92.4	398	0.08	18.45
1350 Campus Parkway	1990	79,747	99.9	1,321	0.26	16.58
MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	4,445	0.89	26.44
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,594	0.32	21.25
201 Littleton Road	1979	88,369	76.5	1,404	0.28	20.77
Morris Township
340 Mt. Kemble Avenue	1985	387,000	100.0	5,530	1.10	14.29
Parsippany
4 Campus Drive	1983	147,475	91.9	3,389	0.68	25.01
6 Campus Drive	1983	148,291	35.4	1,773	0.35	33.77
7 Campus Drive	1982	154,395	100.0	2,036	0.41	13.19
8 Campus Drive	1987	215,265	86.2	5,051	1.01	27.22
9 Campus Drive	1983	156,495	98.3	4,430	0.88	28.80
2 Dryden Way	1990	6,216	100.0	67	0.01	10.78
4 Gatehall Drive	1988	248,480	86.2	5,796	1.16	27.06
2 Hilton Court	1991	181,592	83.5	4,884	0.97	32.21
1633 Littleton Road (e)	1978	57,722	100.0	1,139	0.23	19.73
600 Parsippany Road	1978	96,000	44.8	1,127	0.22	26.20
1 Sylvan Way	1989	150,557	100.0	3,451	0.69	22.92
5 Sylvan Way	1989	151,383	100.0	3,991	0.80	26.36
7 Sylvan Way	1987	145,983	100.0	2,922	0.58	20.02
PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	98.3	1,528	0.30	20.73
Totowa
999 Riverview Drive	1988	56,066	86.0	713	0.14	14.79
Wayne
201 Willowbrook Boulevard	1970	178,329	61.8	1,948	0.39	17.68
SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	741	0.15	15.12
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.26	19.92
Bernards
106 Allen Road	2000	132,010	66.7	2,179	0.43	24.75
Bridgewater
721 Route 202/206	1989	192,741	100.0	4,680	0.93	24.28

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/03 (%)(a)	2003 Base Rent ($000's)(b)(c)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)(d)
UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	100.0	4,615	0.92	25.28
Cranford
6 Commerce Drive	1973	56,000	100.0	1,103	0.22	19.70
11 Commerce Drive(f)	1981	90,000	98.6	1,176	0.23	13.25
12 Commerce Drive	1967	72,260	85.8	873	0.17	14.08
20 Commerce Drive	1990	176,600	100.0	4,327	0.87	24.50
25 Commerce Drive(e)	1971	67,749	95.0	1,289	0.26	20.03
65 Jackson Drive	1984	82,778	88.7	1,767	0.35	24.07
New Providence
890 Mountain Road	1977	80,000	100.0	2,122	0.42	26.53

Total New Jersey Office		13,303,541	93.0	269,415	53.71	21.77

DUTCHESS COUNTY, NEW YORK
Fishkill
300 South Lake Drive	1987	118,727	93.6	2,255	0.45	20.29
NASSAU COUNTY, NEW YORK
North Hempstead
600 Community Drive	1983	237,274	100.0	5,476	1.09	23.08
111 East Shore Road	1980	55,575	100.0	1,518	0.30	27.31
ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	97.5	3,998	0.80	22.78
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road(f)	1975	60,000	100.0	1,082	0.22	18.03
101 Executive Boulevard	1971	50,000	76.3	837	0.17	21.94
555 Taxter Road	1986	170,554	89.9	3,839	0.77	25.04
565 Taxter Road	1988	170,554	85.3	3,707	0.74	25.48
570 Taxter Road	1972	75,000	94.7	1,642	0.33	23.12
Hawthorne
1 Skyline Drive	1980	20,400	99.0	375	0.07	18.57
2 Skyline Drive	1987	30,000	98.9	477	0.10	16.08
3 Skyline Drive(e)(g)	1981	75,668	100.0	1,769	0.35	23.38
7 Skyline Drive	1987	109,000	88.3	1,671	0.33	17.36
17 Skyline Drive	1989	85,000	100.0	1,360	0.27	16.00
19 Skyline Drive	1982	248,400	100.0	4,471	0.89	18.00
Tarrytown
200 White Plains Road	1982	89,000	89.0	1,606	0.32	20.28
220 White Plains Road	1984	89,000	98.7	2,111	0.42	24.03
White Plains
1 Barker Avenue	1975	68,000	99.0	1,654	0.33	24.57
3 Barker Avenue	1983	65,300	100.0	1,661	0.33	25.44
50 Main Street	1985	309,000	97.1	8,650	1.74	28.83
11 Martine Avenue	1987	180,000	92.9	4,391	0.88	26.26
1 Water Street	1979	45,700	89.2	923	0.18	22.64
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,755	0.55	24.60
3 Executive Plaza	1987	58,000	94.9	1,371	0.27	24.91

Total New York Office		2,702,152	95.4	59,599	11.90	23.12

CHESTER COUNTY,PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	87.3	1,472	0.29	27.78
1055 Westlakes Drive	1990	118,487	57.9	1,112	0.22	16.21
1205 Westlakes Drive	1988	130,265	97.6	2,845	0.57	22.38
1235 Westlakes Drive	1986	134,902	56.0	2,474	0.49	32.75

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/03 (%)(a)	2003 Base Rent ($000's)(b)(c)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)(d)
DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,533	0.51	26.66
200 Stevens Drive	1987	208,000	100.0	5,574	1.11	26.80
300 Stevens Drive	1992	68,000	53.0	871	0.17	24.17
Media
1400 Providence Road—Center I	1986	100,000	96.7	2,115	0.42	21.87
1400 Providence Road—Center II	1990	160,000	88.0	3,075	0.61	21.84
MONTGOMERY COUNTY, PENNSYLVANIA
Blue Bell
16 Sentry Parkway(e)	1988	93,093	89.0	2,046	0.41	24.69
18 Sentry Parkway(e)	1988	95,010	100.0	2,050	0.41	21.58
King of Prussia
2200 Renaissance Boulevard(e)	1985	174,124	86.9	3,844	0.77	25.40
Lower Providence
1000 Madison Avenue	1990	100,700	68.7	1,750	0.35	25.30
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	97.7	3,112	0.62	18.99
Five Sentry Parkway East	1984	91,600	100.0	1,900	0.38	20.74
Five Sentry Parkway West	1984	38,400	100.0	822	0.16	21.41

Total Pennsylvania Office		1,836,025	86.8	37,595	7.49	23.60

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	92.2	2,855	0.57	25.54
Norwalk
40 Richards Avenue	1985	145,487	90.3	3,333	0.66	25.37
Shelton
1000 Bridgeport Avenue	1986	133,000	70.2	2,531	0.50	27.11
Stamford
1266 East Main Street(e)	1984	179,260	95.5	4,800	0.96	28.04

Total Connecticut Office		578,997	87.7	13,519	2.69	26.63

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	95.3	5,400	1.08	33.42
1400 L Street, NW	1987	159,000	100.0	6,047	1.21	38.03

Total District of Columbia Office		328,549	97.6	11,447	2.29	35.71

PRINCE GEORGE'S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	97.8	2,773	0.55	23.24

Total Maryland Office		122,000	97.8	2,773	0.55	23.24

BEXAR COUNTY, TEXAS
San Antonio
84 N.E. Loop 410	1971	187,312	92.9	3,061	0.62	17.59
111 Soledad	1918	248,153	71.4	1,948	0.40	10.99
DALLAS COUNTY, TEXAS
Dallas
3030 LBJ Freeway(f)	1984	367,018	82.3	5,878	1.18	19.46
Richardson
1122 Alma Road	1977	82,576	100.0	607	0.13	7.35

Total Texas Office		885,059	83.1	11,494	2.33	15.62

ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	68.5	2,270	0.45	26.42
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	916	0.18	12.62
5350 South Roslyn Street	1982	63,754	94.2	1,004	0.20	16.72

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/03 (%)(a)	2003 Base Rent ($000's)(b)(c)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent(%)	2003 Average Base Rent Per Sq. Ft. ($)(c)(d)
BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Court	1997	37,574	100.0	570	0.11	15.17
303 South Technology Court-A	1997	34,454	100.0	204	0.04	5.92
303 South Technology Court-B	1997	40,416	100.0	240	0.05	5.94
Louisville
248 Centennial Parkway	1996	39,266	72.4	489	0.10	17.20
1172 Century Drive	1996	49,566	77.7	617	0.12	16.02
285 Century Place	1997	69,145	100.0	1,129	0.23	16.33
DENVER COUNTY, COLORADO
Denver
3600 South Yosemite	1974	133,743	100.0	1,387	0.29	10.37
8181 East Tufts Avenue	2001	185,254	74.5	3,654	0.73	26.48
DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street(f)	1996	102,877	57.5	784	0.16	13.25
Englewood
400 Inverness Parkway	1997	111,608	92.7	2,269	0.45	21.93
67 Inverness Drive East	1996	54,280	49.1	137	0.03	5.14
384 Inverness Parkway	1985	51,523	82.3	669	0.13	15.78
Parker
9777 Mount Pyramid Court	1995	120,281	41.9	792	0.16	15.71
EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	100.0	624	0.12	13.17
1975 Research Parkway	1997	115,250	90.9	1,691	0.34	16.14
2375 Telstar Drive	1998	47,369	100.0	624	0.12	13.17
JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	91.9	1,105	0.22	18.91

Total Colorado Office		1,565,353	81.7	21,175	4.23	16.56

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	100.0	6,349	1.27	34.61
760 Market Street	1908	267,446	93.6	8,564	1.71	34.21

Total California Office		450,891	96.2	14,913	2.98	34.38

TOTAL OFFICE PROPERTIES		21,772,567	91.5	441,930	88.17	22.18

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/03 (%)(a)	2003 Base Rent ($000's)(b)(c)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	85.3	296	0.06	5.38
5 Terri Lane	1992	74,555	88.8	489	0.10	7.39
Moorestown
2 Commerce Drive	1986	49,000	100.0	417	0.08	8.51
101 Commerce Drive	1988	64,700	100.0	336	0.07	5.19
102 Commerce Drive	1987	38,400	75.0	197	0.04	6.84
201 Commerce Drive	1986	38,400	50.0	150	0.03	7.81
202 Commerce Drive	1988	51,200	25.3	119	0.02	9.19
1 Executive Drive	1989	20,570	100.0	220	0.04	10.70
2 Executive Drive	1988	60,800	81.6	403	0.08	8.12
101 Executive Drive	1990	29,355	84.7	266	0.05	10.70
102 Executive Drive	1990	64,000	100.0	334	0.07	5.22
225 Executive Drive	1990	50,600	86.2	335	0.07	7.68
97 Foster Road	1982	43,200	100.0	135	0.03	3.13
1507 Lancer Drive	1995	32,700	100.0	155	0.03	4.74
1510 Lancer Drive	1998	88,000	100.0	370	0.07	4.20
1245 North Church Street	1998	52,810	100.0	383	0.08	7.25
1247 North Church Street	1998	52,790	100.0	461	0.09	8.73
1256 North Church Street	1984	63,495	100.0	365	0.07	5.75
840 North Lenola Road	1995	38,300	69.0	270	0.05	10.22
844 North Lenola Road	1995	28,670	58.6	97	0.02	5.77
915 North Lenola Road	1998	52,488	100.0	249	0.05	4.74
2 Twosome Drive	2000	48,600	100.0	391	0.08	8.05
30 Twosome Drive	1997	39,675	100.0	219	0.04	5.52
31 Twosome Drive	1998	84,200	100.0	438	0.09	5.20
40 Twosome Drive	1996	40,265	93.4	267	0.05	7.10
41 Twosome Drive	1998	43,050	100.0	303	0.06	7.04
50 Twosome Drive	1997	34,075	100.0	265	0.05	7.78
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85
MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Drive	1989	13,275	100.0	192	0.04	14.46
200 Horizon Drive	1991	45,770	100.0	531	0.11	11.60
300 Horizon Drive	1989	69,780	100.0	1,086	0.22	15.56
500 Horizon Drive	1990	41,205	100.0	589	0.12	14.29
MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	466	0.09	13.31
1340 Campus Parkway	1992	72,502	98.1	872	0.17	12.26
1345 Campus Parkway	1995	76,300	96.0	688	0.14	9.39
1433 Highway 34	1985	69,020	65.1	517	0.10	11.51
1320 Wyckoff Avenue	1986	20,336	100.0	176	0.04	8.65
1324 Wyckoff Avenue	1987	21,168	100.0	222	0.04	10.49

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/03 (%)(a)	2003 Base Rent ($000's)(b)(c)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (d)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	493	0.10	12.65
2 Center Court	1998	30,600	99.3	348	0.07	11.45
11 Commerce Way	1989	47,025	100.0	549	0.11	11.67
20 Commerce Way	1992	42,540	75.9	441	0.09	13.66
29 Commerce Way	1990	48,930	100.0	567	0.11	11.59
40 Commerce Way	1987	50,576	100.0	625	0.12	12.36
45 Commerce Way	1992	51,207	100.0	508	0.10	9.92
60 Commerce Way	1988	50,333	93.1	577	0.12	12.31
80 Commerce Way	1996	22,500	100.0	307	0.06	13.64
100 Commerce Way	1996	24,600	100.0	335	0.07	13.62
120 Commerce Way	1994	9,024	100.0	106	0.02	11.75
140 Commerce Way	1994	26,881	99.5	314	0.06	11.74

Total New Jersey Office/Flex		2,277,531	92.2	18,587	3.70	8.85

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	389	0.08	12.23
75 Clearbrook Road	1990	32,720	100.0	816	0.16	24.94
125 Clearbrook Road (h)	2002	33,000	100.0	702	0.14	21.27
150 Clearbrook Road	1975	74,900	93.5	1,065	0.21	15.21
175 Clearbrook Road	1973	98,900	96.8	1,456	0.29	15.21
200 Clearbrook Road	1974	94,000	99.8	1,191	0.24	12.70
250 Clearbrook Road	1973	155,000	95.1	1,355	0.27	9.19
50 Executive Boulevard	1969	45,200	97.6	400	0.08	9.07
77 Executive Boulevard	1977	13,000	100.0	220	0.04	16.92
85 Executive Boulevard	1968	31,000	99.4	470	0.09	15.25
300 Executive Boulevard	1970	60,000	100.0	535	0.11	8.92
350 Executive Boulevard	1970	15,400	98.8	296	0.06	19.45
399 Executive Boulevard	1962	80,000	100.0	1,022	0.20	12.78
400 Executive Boulevard	1970	42,200	100.0	634	0.13	15.02
500 Executive Boulevard	1970	41,600	100.0	690	0.14	16.59
525 Executive Boulevard	1972	61,700	100.0	909	0.18	14.73
1 Westchester Plaza	1967	25,000	100.0	310	0.06	12.40
2 Westchester Plaza	1968	25,000	100.0	481	0.10	19.24
3 Westchester Plaza	1969	93,500	94.6	1,297	0.26	14.66
4 Westchester Plaza	1969	44,700	99.8	645	0.13	14.46
5 Westchester Plaza	1969	20,000	77.1	310	0.06	20.10
6 Westchester Plaza	1968	20,000	100.0	318	0.06	15.90
7 Westchester Plaza	1972	46,200	100.0	642	0.13	13.90
8 Westchester Plaza	1971	67,200	96.6	881	0.18	13.57
Hawthorne
200 Saw Mill River Road	1965	51,100	91.7	679	0.14	14.49
4 Skyline Drive	1987	80,600	100.0	1,368	0.27	16.97
5 Skyline Drive	1980	124,022	100.0	1,629	0.32	13.13
6 Skyline Drive	1980	44,155	100.0	708	0.14	16.03
8 Skyline Drive	1985	50,000	98.7	897	0.18	18.18
10 Skyline Drive	1985	20,000	79.1	207	0.04	13.08
11 Skyline Drive	1989	45,000	100.0	764	0.15	16.98
12 Skyline Drive	1999	46,850	100.0	806	0.16	17.20
15 Skyline Drive	1989	55,000	100.0	1,168	0.23	21.24

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/03 (%)(a)	2003 Base Rent ($000's)(b)(c)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (d)
Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,458	0.29	19.03
200 Corporate Boulevard South	1990	84,000	99.8	1,326	0.26	15.82
4 Executive Plaza	1986	80,000	99.0	1,262	0.25	15.93
6 Executive Plaza	1987	80,000	100.0	1,308	0.26	16.35
1 Odell Plaza	1980	106,000	99.9	1,396	0.28	13.18
5 Odell Plaza	1983	38,400	99.6	626	0.12	16.37
7 Odell Plaza	1984	42,600	99.6	657	0.13	15.48

Total New York Office/Flex		2,277,747	98.2	33,293	6.62	14.89

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,151	0.23	13.08
500 West Avenue	1988	25,000	100.0	435	0.09	17.40
550 West Avenue	1990	54,000	100.0	874	0.17	16.19
600 West Avenue	1999	66,000	100.0	768	0.15	11.64
650 West Avenue	1998	40,000	100.0	555	0.11	13.88

Total Connecticut Office/Flex		273,000	100.0	3,783	0.75	13.86

TOTAL OFFICE/FLEX PROPERTIES		4,828,278	95.5	55,663	11.07	12.07

Property Listing

Industrial/Warehouse Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 3/31/03 (%)(a)	2003 Base Rent ($000's)(b)(c)	Percentage of Total 2003 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2003 Average Base Rent Per Sq. Ft. ($) (c) (d)
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	72	0.01	10.91
2 Warehouse Lane	1957	10,900	96.3	93	0.02	8.86
3 Warehouse Lane	1957	77,200	100.0	290	0.06	3.76
4 Warehouse Lane	1957	195,500	100.0	1,992	0.40	10.19
5 Warehouse Lane	1957	75,100	89.3	832	0.17	12.41
6 Warehouse Lane	1982	22,100	100.0	513	0.10	23.21

Total Industrial/Warehouse Properties		387,400	97.8	3,792	0.76	10.01

TOTAL OFFICE, OFFICE/FLEX, AND INDUSTRIAL/WAREHOUSE PROPERTIES		26,988,245	92.4	501,385	100.00	20.12

  (a)
  Based on all leases in effect as of March 31, 2003, including leases expiring March 31, 2003 aggregating 87,315 square feet for which no new leases were signed. Excludes a 980,000 square-foot in-service development property in lease-up.

  (b)
  Total base rent for 12 months ended March 31, 2003, determined in accordance with generally accepted accounting principles ("GAAP"). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

  (c)
  Calculation based on square feet in service as of March 31, 2003.

  (d)
  Base Rent for 12 months ended March 31, 2003 divided by net rentable square feet leased at March 31, 2003. For those properties acquired or placed in service during the 12 months ended March 31, 2003, amounts are annualized, as per Note (e).

  (e)
  As this property was acquired or placed in service by the Company during the 12 months ended March 31, 2003, the amounts represented for base rent are annualized. These amounts may not be indicative of the property's results had the Company owned or placed such a property in service for the entire 12 months ended March 31, 2003.

  (f)
  Excludes space leased by the Company.

  (g)
  Represents the Company's 68.1 percent condominium interest (75,668 square feet) in the 113, 098 square-foot office property.

Significant Tenants

        The following table sets forth a schedule of the Company's 20 largest tenants for the Consolidated Properties as of March 31, 2003, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($)(a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration(b)
AT&T Wireless Services	2	9,856,446	2.0	395,955	1.6	2007	(c)
Donaldson, Lufkin & Jenrette Securities Corp.	1	8,382,273	1.7	271,953	1.1	2012	(d)
AT&T Corporation	3	7,395,575	1.5	455,064	1.9	2009	(e)
Keystone Mercy Health Plan	2	7,124,001	1.4	303,149	1.3	2015
Prentice-Hall Inc.	1	6,744,495	1.4	474,801	2.0	2014
IBM Corporation	3	6,270,924	1.3	353,617	1.5	2007	(f)
Nabisco Inc.	3	6,066,357	1.2	340,746	1.4	2006	(g)
American Institute of Certified Public Accountants	1	5,817,181	1.2	249,768	1.0	2012
Forest Laboratories, Inc.	2	5,733,035	1.2	166,405	0.7	2017	(h)
Waterhouse Securities, Inc.	1	5,379,282	1.1	184,222	0.8	2015
Toys 'R' Us—NJ, Inc.	1	5,342,672	1.1	242,518	1.0	2012
Allstate Insurance Company	9	5,324,477	1.1	233,858	1.0	2009	(i)
Bankers Trust Harborside	1	4,950,000	1.0	385,000	1.6	2004
Dean Witter Trust Company	1	4,856,901	1.0	221,019	0.9	2008
CMP Media, Inc.	1	4,817,298	1.0	237,274	1.0	2014
KPMG, LLP	3	4,714,583	1.0	181,025	0.7	2012	(j)
Garban, LLC	1	4,592,618	0.9	135,077	0.6	2017
Winston & Strawn	1	4,513,175	0.9	108,100	0.4	2005
National Financial Services	1	4,346,765	0.8	112,964	0.5	2012
Morgan Stanley Dean Witter, Inc.	5	4,124,719	0.7	163,253	0.6	2010	(k)

Totals		116,352,777	23.5	5,215,768	21.6

(a)
Annualized base rental revenue is based on actual March 2003 billings times 12. For leases whose rent commences after April 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Assumes tenant does not exercise any renewal or termination options, if any.

(c)
12,150 square feet expire September 2004; 345,799 square feet expire March 2007; 38,006 square feet expire June 2007.

(d)
190,000 square feet expire October 2011; 81,953 square feet expire January 2012.

(e)
63,278 square feet expire May 2004; 4,786 square feet expire October 2007; 387,000 square feet expire January 2009.

(f)
20,218 square feet expire January 2005; 85,000 square feet expire December 2005; 248,399 square feet expire December 2007.

(g)
300,378 square feet expire December 2005; 40,368 square feet expire March 2006.

(h)
22,785 square feet expire August 2010; 143,620 square feet expire August 2017.

(i)
4,398 square feet expire January 2004; 36,305 square feet expire January 2005; 23,024 square feet expire October 2005; 22,444 square feet expire July 2006; 6,108 square feet expire August 2006; 70,517 square feet expire June 2007; 59,562 square feet expire April 2008; 11,500 square feet expire April 2009.

(j)
57,204 square feet expire July 2007; 46,440 square feet expire December 2009; 77,381 square feet expire September 2012.

(k)
7,500 square feet expire September 2003; 18,539 square feet expire April 2005; 85,151 square feet expire February 2008; 19,500 square feet expire June 2008; 7,000 square feet expire October 2009; 25,563 square feet expire January 2010.

Schedule of Lease Expirations

All Consolidated Properties

        The following table sets forth a schedule of lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning April 1, 2003, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2003 through 2005 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By ExpiringRental Leases (%) (b)	Annualized Base Revenue Under ($) Expiring Leases ($)(c)(d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases	Percentage Of Annual Base Rent Under Expiring Leases (%)
2003
NORTHEAST
Northern NJ	38	318,625	1.2	7,269,775	22.82	1.5
Central NJ	31	210,903	0.9	5,029,723	23.85	1.0
Westchester Co., NY	70	293,238	1.2	6,494,196	22.15	1.3
Sub. Philadelphia	35	312,649	1.3	3,482,028	11.14	0.7
Fairfield, CT	8	40,375	0.2	937,575	23.22	0.2
Washington, DC/MD	1	4,149	(e)	120,865	29.13	(e)
Dutchess/Nassau/Rockland Co., NY	7	17,684	0.1	398,030	22.51	0.1
SOUTHWEST/WEST
Texas	13	155,764	0.6	1,831,202	11.76	0.4
Colorado	21	260,930	1.1	4,069,655	15.60	0.8
San Francisco	69	40,203	0.2	1,348,916	33.55	0.3

TOTAL—2003	293	1,654,520	6.8	30,981,965	18.73	6.3
2004
NORTHEAST
Northern NJ	61	480,532	2.0	9,305,511	19.37	1.9
Central NJ	36	284,698	1.2	5,577,665	19.59	1.1
Westchester Co., NY	109	571,678	2.3	10,196,761	17.84	2.1
Sub. Philadelphia	38	266,527	1.1	4,081,672	15.31	0.8
Fairfield, CT	18	90,734	0.4	2,177,976	24.00	0.4
Washington, DC/MD	6	31,356	0.1	889,029	28.35	0.2
Dutchess/Nassau/Rockland Co., NY	11	26,329	0.1	625,059	23.74	0.1
SOUTHWEST/WEST
Texas	29	237,513	1.0	4,480,987	18.87	0.9
Colorado	19	79,476	0.3	1,428,583	17.98	0.3
San Francisco	53	137,938	0.6	3,457,257	25.06	0.7

TOTAL—2004	380	2,206,781	9.1	42,220,500	19.13	8.5
2005
NORTHEAST
Northern NJ	84	1,207,696	5.0	23,624,779	19.56	4.8
Central NJ	45	340,088	1.4	6,854,259	20.15	1.4
Westchester Co., NY	107	634,003	2.6	11,964,934	18.87	2.4
Sub. Philadelphia	62	580,361	2.4	8,569,039	14.77	1.7
Fairfield, CT	11	62,305	0.3	1,543,557	24.77	0.3
Washington, DC/MD	9	189,445	0.8	6,867,429	36.25	1.4
Dutchess/Nassau/Rockland Co., NY	10	33,270	0.1	733,393	22.04	0.2
SOUTHWEST/WEST
Texas	16	95,233	0.4	1,495,958	15.71	0.3
Colorado	15	142,172	0.6	1,998,509	14.06	0.4
San Francisco	56	19,835	0.1	660,225	33.29	0.1

TOTAL—2005	415	3,304,408	13.7	64,312,082	19.46	13.0

Schedule continued, with footnotes, on subsequent page.

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%) (b)	Annualized Base Rental Revenue Under Expiring Leases ($) (c)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2006	340	2,755,317	11.4	57,895,075	21.01	11.7
2007	297	2,507,715	10.4	54,367,584	21.68	11.0
2008	222	2,512,871	10.4	47,210,548	18.79	9.6
2009	102	1,606,458	6.7	30,220,146	18.81	6.1
2010	114	1,379,300	5.7	29,058,309	21.07	5.9
2011	79	1,523,569	6.3	36,241,999	23.79	7.3
2012	63	1,540,703	6.4	34,750,962	22.56	7.0
2013	44	912,975	3.8	17,074,398	18.70	3.5
2014 and thereafter	39	2,252,246	9.3	49,901,432	22.16	10.1

Totals/Weighted Average	2,388	24,156,863	100.0	494,235,000	20.46	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of March 31, 2003.

(c)
Annualized base rental revenue is based on actual March 2003 billings times 12. For leases whose rent commences after April 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring March 31, 2003 aggregating 87,315 square feet and representing annualized rent of $1,333,395 for which no new leases were signed.

(e)
Represents less than 0.05%.

(f)
Reconciliation to Company's total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	24,156,863
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	381,665
Square footage unleased	2,467,017

Total net rentable square footage (does not include land leases)	27,005,545

Schedule of Lease Expirations

Office Properties

        The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2003, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2003 through 2005 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)(b)	Annualized Base Rental Revenue Under Expiring Leases ($)(c)(d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2003
NORTHEAST
Northern NJ	35	270,534	1.5	6,749,116	24.95	1.6
Central NJ	29	194,600	1.0	4,809,473	24.71	1.1
Westchester Co., NY	45	195,689	1.0	5,007,094	25.59	1.2
Sub. Philadelphia	16	95,949	0.5	1,891,005	19.71	0.5
Fairfield, CT	8	40,375	0.2	937,575	23.22	0.2
Washington, DC/MD	1	4,149	(e)	120,865	29.13	(e)
Dutchess/Nassau/Rockland Co., NY	7	17,684	0.1	398,030	22.51	0.1
SOUTHWEST/WEST
Texas	13	155,764	0.8	1,831,202	11.76	0.4
Colorado	21	260,930	1.4	4,069,655	15.60	0.9
San Francisco	69	40,203	0.2	1,348,916	33.55	0.3

TOTAL—2003	244	1,275,877	6.7	27,162,931	21.29	6.3
2004
NORTHEAST
Northern NJ	56	450,502	2.4	8,981,711	19.94	2.1
Central NJ	29	197,318	1.0	4,534,759	22.98	1.1
Westchester Co., NY	69	245,790	1.3	5,871,636	23.89	1.4
Sub. Philadelphia	22	127,002	0.7	3,132,026	24.66	0.7
Fairfield, CT	17	87,959	0.5	2,129,616	24.21	0.5
Washington, DC/MD	6	31,356	0.2	889,029	28.35	0.2
Dutchess/Nassau/Rockland Co., NY	11	26,329	0.1	625,059	23.74	0.1
SOUTHWEST/WEST
Texas	29	237,513	1.2	4,480,987	18.87	1.0
Colorado	19	79,476	0.4	1,428,583	17.98	0.3
San Francisco	53	137,938	0.7	3,457,257	25.06	0.8

TOTAL—2004	311	1,621,183	8.5	35,530,663	21.92	8.2
2005
NORTHEAST
Northern NJ	71	1,103,559	5.8	22,422,547	20.32	5.2
Central NJ	39	283,389	1.5	6,155,686	21.72	1.4
Westchester Co., NY	52	254,002	1.3	6,276,711	24.71	1.4
Sub. Philadelphia	35	289,776	1.5	6,445,141	22.24	1.5
Fairfield, CT	11	62,305	0.3	1,543,557	24.77	0.4
Washington, DC/MD	9	189,445	1.0	6,867,429	36.25	1.6
Dutchess/Nassau/Rockland Co., NY	10	33,270	0.2	733,393	22.04	0.2
SOUTHWEST/WEST
Texas	16	95,233	0.5	1,495,958	15.71	0.3
Colorado	15	142,172	0.7	1,998,509	14.06	0.5
San Francisco	56	19,835	0.1	660,225	33.29	0.1

TOTAL—2005	314	2,472,986	12.9	54,599,156	22.08	12.6

Schedule continued, with footnotes, on subsequent page.

Schedule of Lease Expirations

Office Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)(b)	Annualized Base Rental Revenue Under Expiring Leases ($)(c)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2006	286	2,237,406	11.6	51,185,899	22.88	11.8
2007	233	1,896,402	9.9	46,560,274	24.55	10.7
2008	168	1,845,606	9.6	40,776,234	22.09	9.4
2009	77	1,317,059	6.9	26,630,290	20.22	6.1
2010	88	994,086	5.2	23,164,245	23.30	5.3
2011	65	1,314,940	6.9	33,310,893	25.33	7.7
2012	45	1,336,306	7.0	31,834,433	23.82	7.3
2013	31	780,715	4.1	15,417,257	19.75	3.6
2014 and thereafter	28	2,079,733	10.7	47,498,015	22.84	11.0

Totals/Weighted Average	1,890	19,172,299	100.0	433,670,290	22.62	100.0

(a)
Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of March 31, 2003.

(c)
Annualized base rental revenue is based on actual March 2003 billings times 12. For leases whose rent commences after April 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring March 31, 2003 aggregating 58,006 square feet and representing annualized rent of $1,039,055 for which no new leases were signed.

(e)
Represents less than 0.05%.

Schedule of Lease Expirations

Office/Flex Properties

        The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2003, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2003 through 2005 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)(b)	Annualized Base Rental Revenue Under Expiring Leases ($)(c)(d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2003
Northern NJ	3	48,091	1.1	520,658	10.83	0.9
Central NJ	2	16,303	0.4	220,250	13.51	0.4
Westchester Co., NY	25	97,549	2.1	1,487,102	15.24	2.7
Sub. Philadelphia	19	216,700	4.7	1,591,024	7.34	2.8

TOTAL—2003	49	378,643	8.3	3,819,034	10.09	6.8
2004
Northern NJ	5	30,030	0.7	323,800	10.78	0.6
Central NJ	7	87,380	1.9	1,042,906	11.94	1.8
Westchester Co., NY	33	161,068	3.5	2,274,806	14.12	4.0
Sub. Philadelphia	16	139,525	3.0	949,646	6.81	1.7
Fairfield, CT	1	2,775	0.1	48,360	17.43	0.1

TOTAL—2004	62	420,778	9.2	4,639,518	11.03	8.2
2005
Northern NJ	13	104,137	2.3	1,202,232	11.54	2.1
Central NJ	6	56,699	1.2	698,573	12.32	1.3
Westchester Co., NY	52	358,073	7.8	5,480,440	15.31	9.7
Sub. Philadelphia	27	290,585	6.3	2,123,898	7.31	3.8

TOTAL—2005	98	809,494	17.6	9,505,143	11.74	16.9
2006	54	517,911	11.3	6,709,176	12.95	11.9
2007	60	596,013	13.0	7,600,560	12.75	13.5
2008	52	581,786	12.6	6,068,512	10.43	10.8
2009	23	271,604	5.9	3,411,716	12.56	6.0
2010	25	357,214	7.8	5,614,065	15.72	10.0
2011	14	208,629	4.5	2,931,105	14.05	5.2
2012	18	204,397	4.5	2,916,529	14.27	5.2
2013	6	77,024	1.7	994,845	12.92	1.7
2014 and thereafter	10	164,513	3.6	2,198,415	13.36	3.8

Totals/Weighted Average	471	4,588,006	100.0	56,408,618	12.29	100.0

(a)
Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of March 31, 2003.

(c)
Annualized base rental revenue is based on actual March 2003 billings times 12. For leases whose rent commences after April 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring March 31, 2003 aggregating 29,309 square feet and representing annualized rent of $294,341 for which no new leases were signed.

Schedule of Lease Expirations

Industrial/Warehouse Properties

        The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2003, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Expiring Represented By Leases ($) (c)	Annualized Base Rental Revenue Under Expiring Leases (%) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004	6	155,520	41.0	1,855,319	11.93	49.5
2005	3	21,928	5.8	207,783	9.48	5.5
2007	4	15,300	4.0	206,750	13.51	5.5
2008	2	85,479	22.5	365,803	4.28	9.7
2009	2	17,795	4.7	178,140	10.01	4.7
2010	1	28,000	7.4	280,000	10.00	7.5
2013	7	55,236	14.6	662,296	11.99	17.6

Totals/Weighted Average	25	379,258	100.0	3,756,091	9.90	100.0

(a)
Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of March 31, 2003.

(c)
Annualized base rental revenue is based on actual March 2003 billings times 12. For leases whose rent commences after April 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

        The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2003, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under E xpiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004	1	9,300	53.8	195,000	20.97	48.8
2014 and thereafter	1	8,000	46.2	205,000	25.62	51.2

Totals/Weighted Average	2	17,300	100.0	400,000	23.12	100.0

(a)
Includes stand-alone retail property tenants only.

(b)
Annualized base rental revenue is based on actual March 2003 billings times 12. For leases whose rent commences after April 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

QuickLinks

  Exhibit 99.1
FIRST QUARTER 2003 Supplemental Operating and Financial Data
INDEX
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS
II. FINANCIAL HIGHLIGHTS
Summary of Development Properties in Lease-Up (dollars in thousands)
Summary of Land Parcels
V. PORTFOLIO/ LEASING STATISTICS
V. PORTFOLIO/ LEASING STATISTICS
Leasing Statistics (For the three months ended March 31, 2003)
Consolidated In-Service Portfolio (a) SUMMARY OF SPACE LEASED
RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
Leasing Statistics (For the three months ended March 31, 2003)
Consolidated In-Service Portfolio (continued)
DETAIL OF TRANSACTION ACTIVITY
Leasing Statistics (For the three months ended March 31, 2003)
Unconsolidated Joint Venture Properties
SUMMARY OF SPACE LEASED
RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE
DETAIL OF TRANSACTION ACTIVITY
Market Diversification
Industry Diversification
Consolidated Portfolio Analysis (a) (as of March 31, 2003) Breakdown by Number of Properties
PROPERTY TYPE
Consolidated Portfolio Analysis(a) (as of March 31, 2003) Breakdown by Square Footage
PROPERTY TYPE
Consolidated Portfolio Analysis(a) (Year ended March 31, 2003) Breakdown by Base Rental Revenue (b) (Dollars in thousands)
PROPERTY TYPE
Consolidated Portfolio Analysis (a) (b) (c) (as of March 31, 2003) Breakdown by Percentage Leased
PROPERTY TYPE
Property Listing Office Properties
Property Listing Office Properties
Property Listing Office Properties
Property Listing Office Properties
Property Listing Office Properties
Significant Tenants
Schedule of Lease Expirations All Consolidated Properties
Schedule of Lease Expirations All Consolidated Properties (continued)
Schedule of Lease Expirations Office Properties
Schedule of Lease Expirations Office Properties (continued)
Schedule of Lease Expirations Office/Flex Properties
Schedule of Lease Expirations Industrial/Warehouse Properties
Stand-Alone Retail Properties